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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): April 8, 2004

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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       Indiana                      000-21642                   35-1617970
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
   of incorporation)                                      Identification Number)


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                           7337 West Washington Street
                              Indianapolis, Indiana
                                      46231
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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


ITEM 5. OTHER EVENTS

Attached  hereto,  and  incorporated  herein by  reference in its  entirety,  as
Exhibit 99.1 is a copy of a press release announcing that ATA Holdings Corp. has agreed to sell one of its subsidiaries, ATA Training Corporation.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

    99.1 Press Release dated April 8, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ATA Holdings Corp.

Date: April 12, 2004                      By: /s/ Brian T. Hunt
                                                   -------------

                                         Name: Brian T. Hunt
                                         Title: Vice President & General Counsel

                                  EXHIBIT INDEX

Exhibit No.                Description of the Exhibit

99.1                       Press Release dated April 8, 2004

               ATA Holdings Corp. to Sell ATA Training Corporation

INDIANAPOLIS, April 8, 2004 - ATA Holdings Corp. (NASDAQ: ATAH), parent company of ATA Airlines, Inc. ("ATA"), today announced that it has agreed to sell one of its subsidiaries, ATA Training Corporation (ATATC) to the Aviation Institute of Maintenance. ATATC operates ATA Training Academy, whose primary objective is to educate and prepare students for careers as certified aircraft technicians. The sale will allow ATA to focus on its core business as a passenger airline.

ATATC has 82 enrolled students. The students will see no interruption in or change to their curriculum or class schedules.

The Aviation Institute of Maintenance is headquartered in Virginia Beach, Va. and operates fifteen vocational trade schools, including five schools that deal exclusively in aviation maintenance. The sale will be deemed complete when all regulatory bodies approve transfer of ownership.

The training academy was founded in 1992, in Indianapolis, Ind. by ATA Chairman and CEO, George Mikelsons, and James W. Hlavacek, ATA Vice Chairman.

Now celebrating its 31st year of operation, ATA is the nation's 10th largest passenger carrier (based on revenue passenger miles) and one of the largest low-fare carriers in the nation. ATA has the youngest, most fuel-efficient fleet among the major scheduled carriers, featuring the new Boeing 737-800 and 757-300 aircraft. The airline operates significant scheduled service from Chicago-Midway, Hawaii, Indianapolis, New York and San Francisco to over 40 business and vacation destinations. Stock of the parent company is traded on the Nasdaq Stock Exchange under the symbol "ATAH." To learn more about the company, visit the web site at www.ata.com.

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